UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2011

Apria Healthcare Group Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-168159

Delaware	33-0488566
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

26220 Enterprise Court
Lake Forest, CA 92630
(Address of principal executive offices, including zip code)

949-639-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 21, 2011, Apria Healthcare Group Inc. (the "Company"), in accordance with a previously announced realignment of management responsibility for certain functions, including those related to revenue management and information technology, gave notice to James G. Gallas pursuant to the terms of his Amended and Restated Severance Agreement dated as of March 10, 2009, as amended, that Mr. Gallas' employment with the Company will terminate on January 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apria Healthcare Group Inc.

Date: November 28, 2011	By:	/s/ ROBERT S. HOLCOMBE
Robert S. Holcombe
Executive Vice President, General Counsel and Secretary